                                                                    EXHIBIT 99.8



                          TRANSITION SERVICES AGREEMENT

         This Services Agreement ("Services Agreement") is made as of the 3rd day of August, 1998 ("Effective Date"), between (i) Laboratory Corporation of America Holdings, a Delaware corporation ("Purchaser"), and (ii) Universal Standard Healthcare, Inc., a Michigan corporation ("Seller"). Pursuant to an Asset Purchase Agreement ("Asset Purchase Agreement") dated as of July 16, 1998, Seller sold certain assets and transferred certain liabilities relating to its laboratory services business (the "Business") to Purchaser.

         Purchaser desires to obtain from Seller, and Seller is willing to furnish, (a) those services performed for the Business by Seller's EDP Department (data processing) and Seller's Billing Department (cash, billing edits, aged trial balances, denials) immediately prior to the Closing, all as set forth in more detail on Schedule A (the "Services"), and (b) the services of those of Seller's laboratory personnel described on Schedule B (the "Laboratory Employees"), which Laboratory Employees were, immediately prior to the Closing, provided to Seller under an agreement ("Employee Agreement") with National Human Resources Committee, Inc. ("NHRC").

         Seller desires to retain the right to use Laboratory Employees to furnish laboratory services for Seller's customers ("Transition Customers") who have not agreed to the assignment of their contracts in connection with the transactions contemplated by the Asset Purchase Agreement, through the termination notice period under those agreements ("Transition Services").

          In consideration of the mutual covenants and agreements contained in this Agreement, the parties hereto hereby agree as follows:

                                   ARTICLE 1.

                                  DEFINITIONS

         1.1 Definitions Incorporated. All capitalized terms not otherwise defined in this Services Agreement have the meaning ascribed to them in the Asset Purchase Agreement.

         1.2 Additional Definitions. Unless the context otherwise requires, the following terms, and their singular or plural, used in this Services Agreement shall have the meanings set forth below:

                "Business" shall have the meaning set forth in the Preamble to this Services Agreement.

                "Confidential Information" shall have the meaning set forth in
Section 8.1 of this Services Agreement.

                "Effective Date" shall have the meaning set forth in the Preamble to this Services Agreement.

                "Employee Agreement" shall have the meaning set forth in the Preamble to this Services Agreement.

                "Estimated Monthly Charge" shall have the meaning set forth in
Section 3.1(a) of this Services Agreement.

                "Force Majeure" shall have the meaning set forth in Section 6.1 of this Services Agreement.

                "Insurance Premiums" shall have the meaning set forth in Section 3.2(b) of this Services Agreement.

                "Laboratory Employees" shall have the meaning set forth in the Preamble to this Services Agreement.

                "Midterm Reconciliation" shall have the meaning set forth in
Section 3.2 of this Services Agreement."Party" means either of Seller or Purchaser.

                "Person" means an individual, partnership, corporation, trust, unincorporated association, or other entity or association.

                "Purchaser" shall have the meaning set forth in the preamble to this Services Agreement."Purchaser's Business" shall have the meaning set forth in Section 2.1(a) of this Services Agreement.

                "Purchaser's Laboratory Operations" shall have the meaning set forth in Section 2.1(b) of this Services Agreement.

                "Seller" shall have the meaning set forth in the preamble to this Services Agreement.

                "Seller's Business" shall have the meaning set forth in Section 2.1(a) of this Services Agreement.

                "Services" shall have the meaning set forth in the preamble to this Services Agreement.

                "Term" shall have the meaning set forth in Section 4.1 of this Services Agreement.

                "Transition Customers" shall have the meaning set forth in the Preamble to this Services Agreement.

                "Transition Services" shall have the meaning set forth in the Preamble to this Services Agreement.

                Other terms are used as defined elsewhere herein.

                                   ARTICLE 2.

                               SCOPE OF AGREEMENT

         2.1    Seller Provided Services.

         (a) Services During the Term, Seller will provide the Services as described in Schedule A. It is the Parties' intention that Seller will operate the Billing and EDP Departments to service that portion of the Business conducted before the Closing Date for the account of Seller ("Seller's Business"), and that portion of the Business conducted on and after the Closing Date for the account of Purchaser ("Purchaser's Business"), and it is expected that the volume of work performed by those departments for the account of Seller will decline and the volume performed for the account of Purchaser will increase over the course of the Term.

         (b) Laboratory Employees. During the Term, Seller will direct the Laboratory Employees to take instruction from and work for Purchaser in the Business ("Purchaser's Laboratory Operations"). The Laboratory Employees will also continue to take instruction from and work for Seller in performing Transition Services during the Term.

         2.2 Purchaser Provided Services. Purchaser shall provide laboratory services to Seller so as to permit Seller to satisfy its obligations under its agreements with Transition Customers during the period of termination notice.

         2.3 Status of Laboratory Employees. Nothing in this Agreement shall be deemed to cause a change in the status of the employment of the Laboratory Employees as such employment existed before the Effective Date. Seller shall be solely responsible for the continuation of the Employee Agreement after the Effective Date. All payment of salary (including withholding of income taxes and social security), worker's compensation, disability benefits, and the like, for the Laboratory Employees shall continue unchanged from the arrangements in place before the Effective Date. Nothing contained in this Agreement shall be construed as creating an employment relationship between Purchaser and the Laboratory Employees, nor granting to Laboratory Employees any rights under Purchaser's employee benefit plans. Seller will comply with the WARN Act by giving notice of plant closing to the employees, entitled to notice under WARN.

                                   ARTICLE 3.

                                      FEES

         3.1    Initial Fees to Seller.

         (a) Services. Until the completion of the Midterm Reconciliation, Purchaser shall pay

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


to Seller the Estimated Monthly Charge set forth on Schedule A for Services by 5:00 p.m. on the day prior to the day on which Seller is required to pay NHRC amounts due for leased employees performing services for Seller's Billing and EDP Departments for the prior pay period (the "Employee Lease Costs"). It is understood that the Estimated Monthly Charge equals one-half of an estimate of the fully allocated monthly costs of the Billing and EDP Departments, excluding the Employee Lease Costs.

         (b) Laboratory Employees. Until the completion of the Midterm Reconciliation, Purchaser shall pay Seller by 5:00 p.m. on the day prior to the day on which Seller is required to pay NHRC amounts due for the leased Laboratory Employees for the prior pay period (the "Laboratory Employee Lease Costs") and monthly in advance the Estimated Monthly Charge set forth on Schedule B for Seller's premiums ("Insurance Premiums") for general liability and malpractice insurance maintained by Seller to cover services rendered by the Laboratory Employees during the Term (provided that Purchaser shall not be obliged to pay the Insurance Premiums if Purchaser causes Seller to be named as an additional insured on Purchaser's insurance policies for the purposes of this Agreement). It is understood that the Estimated Monthly Charge is an estimate of the total monthly cost to Seller of the Insurance Premiums (subject to the preceding proviso).

         3.2 Midterm Reconciliation. As soon as practicable following completion of the first three months of the Term, the Parties will perform a reconciliation ("Midterm Reconciliation"), as follows:

         (a) Services. The Parties shall (i) calculate (A) the actual fully allocated costs of Billing and EDP Departments during the first three month period; and (B) the total accounts receivable balances for each of Seller and Purchaser processed through the Accounts Receivable system; (ii) allocate the costs in subparagraph (A) in accordance with the relative percentages of Accounts Receivable processed as determined in subparagraph (B); and (iii) reconcile such calculation against the payments actually made under Section 3.1(a) (with one party reimbursing the other within ten business days after the completion of the Midterm Reconciliation). As soon as the Midterm Reconciliation is complete, all further fees charged for Services during the Term shall be based upon the average actual monthly cost and the relative percentages calculated monthly under this Section 3.2.

         (b) Laboratory Employees. The Parties shall (i) determine the actual total cost of the Laboratory Employees under the Employee Agreement during the first three month period; and (ii) reconcile such calculation against the payments actually made under Section 3.1(b) (with one party reimbursing the other within ten business days after the completion of the Midterm Reconciliation). Seller will pay to Purchaser an amount equal to the amount charged by Seller to its Transition Customers for Transition Services during the first three month period.

         3.3 Final Reconciliation. As soon as practicable following the Term, the parties will perform a reconcilement for all months not covered by the Midterm Reconciliation in a similar manner to that described in Section 3.2.

                                   ARTICLE 4.

                                      TERM

         4.1 Term. Except as expressly provided otherwise in this Services Agreement, or with respect to specific services as indicated on the Schedules hereto, the term of this Services Agreement shall be for six months commencing at 12:01 a.m. on the date immediately following the Effective Date (the "Initial Term"). The term of this Agreement may automatically be extended on a month to month basis after the expiration of the Initial Term by written notice of Purchaser to Seller delivered at least thirty (30) days prior to the end of the Initial Term ("Extended Term") and thereafter during the Extended Term delivered at least thirty days before the first day of the next month. The obligation of the Parties to make payments under this Agreement shall not be affected by the expiration of the Initial Term or Extended Term and shall continue until full payment is made



                                   ARTICLE 5.

                               POINTS OF CONTACT

         5.1 Points of Contact. Seller and Purchaser have each named a point of contact for each service as set forth on Schedules A and B. Such points of contact shall be responsible for the implementation of this Services Agreement between Seller and Purchaser, including resolution of any issues which may arise during the performance hereunder on a day-to-day basis.



                                   ARTICLE 6.

                                  FORCE MAJEURE

         6.1 Force Majeure. Neither Party shall bear any responsibility or liability for any losses arising out of any delay, inability to perform or interruption of its performance of obligations under this Services Agreement due to any acts or omissions of the other or for events beyond the Party's reasonable control (hereinafter referred to as "Force Majeure") including, without limitation, acts of God, act of governmental authority, act of the public enemy or due to war, riot, flood, civil commotion, insurrection, labor difficulty, severe or adverse weather conditions, lack of or shortage of electrical power, malfunctions of equipment or software programs to the extent beyond the reasonable control of the applicable Party, or any other cause beyond the reasonable control of the Party whose performance is affected by the Force Majeure event.

                                   ARTICLE 7.

                                    INDEMNITY

         7.1    Indemnity.

         (a) Except as set forth in the next sentence, Purchaser will indemnify and hold harmless Seller, its agents, employees and invitees, against all liabilities, claims, losses, penalties, recoupments of overpayments, damages, death or personal injury whatever nature or kind, arising out of Purchaser's Business or Purchaser's Laboratory Operations (other than Transition Services). Seller retains all liability for actions of the Billing and EDP Department undertaken before the Closing Date.

         (b) Seller will indemnify and hold Purchaser, its agents, employees and invitees, against all liabilities, claims, losses, damages, death or personal injury whatever nature or kind, arising out of the Transition Services.

         (c) Except with respect to damages based on third party claims covered under Sections 7.1(a) or 7.1(b) above, no Party shall be entitled to any damages with respect to lost profits or other consequential damages or punitive damages with respect to the performance by any other Party under this Services Agreement.

                                   ARTICLE 8.

                                CONFIDENTIALITY

         8.1 With respect to any information disclosed by one Party to another Party for the purpose of this Services Agreement or otherwise accessible to such other Party during the performance hereunder ("Confidential Information"), the receiving Party agrees that it will use at least that degree of skill and care that it would exercise in similar circumstances in carrying out its own business to prevent the disclosure or accessibility to others of the disclosing Party's Confidential Information and will use such Confidential Information only for the purpose of this Services Agreement.

         8.2 Specifically excluded from the foregoing obligation is any and all information that:

                (a) is already known to the receiving Party at the time of disclosure or thereafter is independently developed by the receiving Party without breach of this Agreement;

                (b) is already in the public domain at the time of disclosure, or thereafter becomes publicly known other than as the result of a breach by the receiving Party of its obligations under this Services Agreement;

                (c) is rightfully received from a third party without breach of this Agreement;

                (d) is furnished by the disclosing Party to a third party without a similar restriction on its rights; or

                (e) upon advice of counsel, must be produced by the receiving Party as a matter of law; provided, however, that in such case the receiving Party shall promptly notify the disclosing Party and, insofar as is permissible and reasonably practicable without placing the disclosing Party under penalty of law, give it an opportunity to appear and to object to such production before producing the requested information.

                                    ARTICLE 9

                                 MISCELLANEOUS

         9.1 Internal Dispute Resolution. In the event of any dispute between Seller and Purchaser arising under or relating to this Services Agreement, they shall first attempt to resolve such dispute by negotiating in good faith over a period of at least thirty days.

         9.2 Notices. The notice provisions of the Asset Purchase Agreement are incorporated herein by reference.

         9.3 Entire Agreement. Except for those matters provided for in the Asset Purchase Agreement or the other agreements contemplated therein, this Services Agreement sets forth the entire agreement of the Parties with respect to its subject matter. This Services Agreement shall not be modified or amended except by written instrument executed by each Party.

         9.4 Waiver. The failure of a Party to insist upon strict performance of any provision of this Services Agreement shall not constitute a waiver of, or estoppel against, asserting the right to require such performance in the future, nor shall a waiver or estoppel in any one instance constitute a waiver or estoppel with respect to a later breach of a similar nature or otherwise.

         9.5 Severability. If any of the terms and conditions of this Services Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter of this Services Agreement, such contravention or invalidity shall not invalidate the entire Services Agreement. Instead, this Services Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provisions added so as to give effect to the intention of the Parties as expressed in this Services Agreement at the time of the execution of this Services Agreement and of any amendments to this Services Agreement.

         9.6 Governing Law; Construction. This Services Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Michigan, without reference


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

to its conflicts of law rules or principles. The headings in this Services Agreement are not to be considered part of this Services Agreement and are inserted for convenience, identification and reference only and are not intended to interpret, define, or limit the scope, extent, or intent of this Services Agreement or any provision of this Services Agreement. Whenever the context requires, the gender of all words used in this Services Agreement shall include the masculine, feminine and neuter, and the number of all words shall include the singular and the plural.

         9.7 Counterpart Execution. This Services Agreement may be executed in counterparts with the same effect as if all of the Parties had signed the same document. Such counterparts shall be construed together and shall constitute one and the same instrument, notwithstanding that all of the Parties are not signatories to the original or the same instrument, or that signature pages from different counterparts are combined. The signature of any Party to one counterpart shall be deemed to be a signature to and may be appended to any other counterpart.

         9.8 Successors and Assigns. This Services Agreement shall inure to the benefit of and shall be binding upon the Parties, their respective legal representatives, successors, and permitted assignees, and all Persons claiming by, through, or under right of any of the aforesaid Persons. This Services Agreement may not be assigned by any Party without the prior written consent of the other Party.

                IN WITNESS WHEREOF, the duly authorized officers or representatives of the parties hereto have duly executed this Services Agreement as of the date first written above.


LABORATORY CORPORATION                      UNIVERSAL STANDARD
OF AMERICA HOLDINGS                         HEALTHCARE, INC.



By:   /s/ Bradford T. Smith                 By:   /s/ Eugene E. Jennings
   --------------------------                  -------------------------

Name:  Bradford T. Smith                    Name:  Eugene E. Jennings
Title: E.V. President                       Title: President

                                   SCHEDULE A
                           SHARED SERVICES ALLOCATION

------------------------------------------------------------------------------------------------------------------------------------

     Dept     Dept              Detailed                 Function             Proratio         Universal %           Labcorp %
     Name      #              Description                                      Basis

------------------------------------------------------------------------------------------------------------------------------------

Finance       703
                      Alan Ker, CFO                                                                100%                  0%
                      *                             Revenue Transition                              70%                 30%
                      *                             Managed Care                                   100%                  0%
                      *                             Staff Accountant                                10%                 90%
                      *                             Coding                                          50%                 50%
                      *                             Coding                                          10%                 90%
                                                    Employees                                       20%                 80%
                      Other Departmental Expenses                                                   50%                 50%

------------------------------------------------------------------------------------------------------------------------------------
EDP           704
                      *                                                  A/R Balance       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R Balance       TBD on Mthly Basis    TBD on Mthly Basis
                      *                             Antrim Programmer                              10%                  90%
                      *                                                                           100%                   0%
                      *                             Transsend                                       0%                 100%
                      *                             Operations                                     50%                  50%
                      *                             Transsend                                       0%                 100%
                      *                             Operations                                     50%                  50%
                      *                             File Definition                                 0%                 100%
                      *                             File Definition                                 0%                 100%
                      *                             File Definition                                 0%                 100%
                      *                             Transsend, File Def,                           20%                  80%
                                                    Cash
                      *                             Operations                                     50%                  50%
                      *                             File Definition                                 0%                 100%
                      Other Departmental Expenses                                                  50%                  50%

------------------------------------------------------------------------------------------------------------------------------------

* Denotes information filed separately with the Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 governing requests for confidential treatment of information.

------------------------------------------------------------------------------------------------------------------------------------

     Dept     Dept              Detailed                 Function           Proratio           Universal %           Labcorp %
     Name        #            Description                                    Basis

------------------------------------------------------------------------------------------------------------------------------------
Billing       303
              Billing
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis

                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      *                                                  A/R BALANCE       TBD on Mthly Basis    TBD on Mthly Basis
                      Other Departmental Expenses
------------------------------------------------------------------------------------------------------------------------------------

* Denotes information filed separately with the Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 governing requests for confidential treatment of information.


------------------------------------------------------------------------------------------------------------------------------------

     Dept     Dept              Detailed               Function             Proratio            Universal %           Labcorp %
     Name      #              Description                                     Basis

------------------------------------------------------------------------------------------------------------------------------------
              308
              Data
              Entry
                      *                                                                             0%                  100%
                      *                                                                             0%                  100%
                      *                                                                             0%                  100%
                      *                                                                             0%                  100%
                      *                                                                             0%                  100%
                      *                                                                             0%                  100%
                      *                                                                             0%                  100%
                      *                                                                             0%                  100%
                      *                                                                             0%                  100%
                      *                                                                             0%                  100%
                      *                                                                             0%                  100%
                      *                                                                             0%                  100%
                      *                                                                             0%                  100%
                      *                                                                             0%                  100%
                      *                                                                             0%                  100%
                      *                                                                             0%                  100%
                      *                                                                             0%                  100%
                      *                                                                             0%                  100%
                      *                                                                             0%                  100%
                      *                                                                             0%                  100%
                      Other Departmental Expenses
------------------------------------------------------------------------------------------------------------------------------------


* Denotes information filed separately with the Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 governing requests for confidential treatment of information.

                                   SCHEDULE B

                              LABORATORY EMPLOYEES


         All employees leased under the Employee Agreement, except those listed on Schedule A and Eugene E. Jennings, Imtiaz H. Sattaur and *.

* Denotes information filed separately with the Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 governing requests for confidential treatment of information.